PENSIONS - Assumptions Used (Details) - Pensions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.34%	3.95%
Rate of compensation increase	2.07%	2.21%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	3.95%	4.60%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.21%	2.71%